UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

Illumina, Inc.

(Exact name of registrant as specified in its charter)

001-35406

(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 18, 2021, Illumina, Inc., a Delaware corporation (“Illumina”), filed a Current Report on Form 8-K (the “Original 8-K”) to report the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of September 20, 2020 (the “Original Merger Agreement”) (such transactions, the “Transaction”), as amended on February 4, 2021 by the Amendment to the Agreement and Plan of Merger (the “Merger Agreement Amendment” and the Original Merger Agreement as amended by the Merger Agreement Amendment, the “Merger Agreement”), by and among Illumina, GRAIL, Inc., a Delaware corporation (“GRAIL”), SDG Ops, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Illumina (“First Merger Sub”), SDG Ops, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Illumina (“Second Merger Sub” and now known as GRAIL, LLC). Pursuant to the Merger Agreement, First Merger Sub merged with and into GRAIL, with GRAIL continuing as the surviving entity and as a direct, wholly owned subsidiary of Illumina (the “First Merger”). Immediately following the First Merger and as part of the same overall transaction as the First Merger, GRAIL merged with and into Second Merger Sub, with Second Merger Sub being renamed GRAIL, LLC and continuing as the surviving entity and as a direct, wholly owned subsidiary of Illumina.

This Current Report on Form 8-K/A (this “Amended 8-K”) amends and supplements the Original 8-K filed by Illumina, and is being filed to provide the historical statements and the pro forma financial information required pursuant to Items 9.01(a) and 9.01(b) of Form 8-K, respectively. In accordance with the requirements of Items 9.01(a)(3) and 9.01(b)(2) of Form 8-K, this Amended 8-K is being filed within 71 calendar days of the date that the Original 8-K was required to be filed with respect to the above referenced transaction.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of GRAIL as of December 31, 2019 and 2020 and for the years ended December 31, 2019 and 2020 are filed as Exhibit 99.1 to this Amended 8-K and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of GRAIL as of June 30, 2021 and for the six months ended June 30, 2021 and 2020 are filed as Exhibit 99.2 to this Amended 8-K and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Illumina giving effect to the Transaction (the “Pro Forma Financial Information”), which combines the historical financial statements of Illumina and GRAIL, after giving effect to the Transaction, is filed as Exhibit 99.3 to this Amended 8-K and incorporated herein by reference. The unaudited pro forma condensed combined financial information of Illumina consists of the unaudited pro forma condensed combined balance sheet as of July 4, 2021, the unaudited pro forma condensed combined statement of income for the year ended January 3, 2021 and the unaudited pro forma condensed combined statement of income for the six months ended July 4, 2021.

Also included in this Amended 8-K is the consent of PricewaterhouseCoopers LLP consenting to the inclusion of its report dated March 29, 2021 relating to the financial statements of GRAIL included as Exhibit 99.1, which is included as Exhibit 23.1.

The pro forma financial information included in this Amended 8-K has been presented for informational purposes only. It does not purport to represent the actual results of operations that Illumina and GRAIL would have achieved had the businesses been combined during the periods presented in the Pro Forma Financial Information and is not intended to project the future results that the combined businesses may achieve.

(d) Exhibits.

Exhibit Number	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of GRAIL, Inc.

99.1	The audited consolidated financial statements of GRAIL, Inc. and the related notes thereto as of December 31, 2019 and 2020 and for the years ended December 31, 2019 and 2020 and the related report of PricewaterhouseCoopers LLP, GRAIL, Inc.’s independent registered public accounting firm.

99.2	The unaudited condensed consolidated financial statements of GRAIL, Inc. as of June 30, 2021 and for the six months ended June 30, 2021 and 2020.

99.3	The unaudited pro forma condensed combined financial information of Illumina, Inc., which combines the historical financial statements of Illumina, Inc. and GRAIL, Inc., after giving effect to the Transaction.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2021

ILLUMINA, INC.

By:	/s/ Sam A. Samad
Name: Sam A. Samad
Title: Senior Vice President and Chief Financial Officer